SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): June 25, 2001

                              Emerson Electric Co.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Missouri                           1-278                       43-0259330
----------------------       ----------------           ------------------------
(State or Other                 (Commission                 (I.R.S. Employer
Jurisdiction of                File Number)              Identification Number)
Incorporation)


8000 West Florissant Avenue
St. Louis, Missouri                                                   63136
------------------------------------------                         ------------
(Address of Principal Executive Offices)                            (Zip Code)


               Registrant's telephone number, including area code:

                                 (314) 553-2000
                   ------------------------------------------

Item 9.  Regulation FD Disclosure.
---------------------------------

         The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders - 13 Month Summary
-------------------------------------------------
(Percent change. Trailing 3-month average versus prior year.)



                                    May `00        Jun. '00        Jul. '00       Aug. '00       Sep. '00
                                    --------       ---------       --------       --------       --------
Industrial Automation                 +0-5           +0-5            +0-5           +0-5           flat
HVAC                                   +5            +5-10           +5-10          +5-10          +0-5
Electronics and Telecom               +>20           +>30            +>30           +>30           +>30
Appliance and Tools                   +0-5           +0-5            +0-5           -5-0           -5-0
Process Control                       flat           flat            flat           +0-5           +0-5
  Total Emerson                       +5-10          +5-10           +5-10          +5-10           +5


                                    Oct. '00       Nov. '00        Dec. '00       Jan. '01       Feb. '01
                                    --------       --------        --------       --------       --------
Industrial Automation                 -5-0           -5-0            -5-0           +0-5           flat
HVAC                                  flat           -5-0            +0-5           +0-5            +5
Electronics and Telecom               +>30            +30           +25-30         +10-15          -5-0
Appliance and Tools                   flat           -5-0            -5-0           -5-0            -5
Process Control                       +0-5           +0-5            +0-5          +10-15           +15
  Total Emerson                        +5             +5             +5-10          +5-10          +0-5


                                    Mar. '01       Apr. '01         May `01
                                    --------       --------         -------
Industrial Automation                 -5-0           -10-5           -10-5
HVAC                                  -5-0           -5-0            -5-0
Electronics and Telecom               ->20           ->20            ->20
Appliance and Tools                   -10-5          -10-5           -10-5
Process Control                      +15-20         +15-20          +10-15
  Total Emerson                       -10-5          -10-5           -10-5


May `01 Order Comments:
-----------------------

Industrial Automation orders reflect continued softness in the U.S. industrial goods markets, unfavorable currency comparisons and moderated demand in Europe and other international markets.

HVAC orders reflect broad weakness in the supermarket and food service markets, cool U.S. spring weather which impacts demand for air conditioning products, as well as soft demand in Europe. Asia demand remains strong.

Electronics and Telecom orders continue to reflect the broad weakness in the computing and telecom equipment markets.

Appliance and Tools orders reflect continued weakness in motor and appliance components demand, along with moderate overall declines in the tools area.

Process orders reflect the growing success of PlantWeb and Emerson Performance Solutions, widespread strength among control, valve and measurement products, and overall increases in capital spending by customers in select markets.


Upcoming Investor Events
------------------------

On Tuesday, August 7, 2001, Emerson will issue the Company's third fiscal quarter results. A conference call with investors regarding the quarter will be held at approximately 1:30 pm EDT. An audio web cast of this call will be available through the Investor Relations area of the corporate web site, www.gotoemerson.com, and a recording will be archived for approximately three days afterward. Updates to this release or further details of upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate web site as they occur.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMERSON ELECTRIC CO.
                                        (Registrant)

Date:  June 25, 2001                    By:      s/H. M. Smith
                                           -------------------------------------
                                             H. M. Smith
                                             Assistant General Counsel and
                                             Assistant Secretary